Fees Summary	May 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 397,188,000.00
Previously Paid Amount	0.00
Total Fee Amount	60,809.48
Total Offset Amount	0.00
Net Fee	$ 60,809.48
Final Prospectus	false